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                            MARKETRING.COM, INC.

                          1999  STOCK  OPTION  AND

                     STOCK  APPRECIATION  RIGHTS  PLAN



         1. Purpose. The purpose of this Stock Option and Stock Appreciation Rights Plan is to advance the interests of MarketRing.com, Inc. (the Corporation) by encouraging and enabling the acquisition of a larger personal proprietary interest in the Corporation by key employees and Directors of the Corporation upon whose judgment and keen interest the Corporation is largely dependent for the successful conduct of its operations, and by providing such key employees and Directors with incentives to put forth maximum efforts for the success of the Corporation's business. It is anticipated that the acquisition of such proprietary interest in the Corporation and such incentives will strengthen the desire of such key employees and Directors to remain with the Corporation as well as that such incentives and the opportunity to acquire such a proprietary interest will enable the Corporation and its Subsidiaries to attract desirable personnel and Directors.

2.  Definitions.  When used in this Plan, unless the context otherwise requires:

     (a)  Act shall mean the Securities Exchange Act of 1934, as amended.

     (b) Applicable Price Percentage shall mean: (i) 100% with respect to any employee of the Corporation other than a Shareholder/ Employee; or (ii) 110% with respect to a Shareholder/Employee.

     (c) Board of Directors shall mean the Board of Directors of the Corporation as constituted at any time.

     (d) Chairman of the Board shall mean the person who at the time shall be Chairman of the Board of Directors of the Corporation.

     (e) Change of Control means the occurrence of any of the following  events:
(i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company); (ii) the Company sells, leases or exchanges all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary of the Company); (iii) the Company is to be dissolved and liquidated; (iv) any person or entity, including a group, as contemplated by Section 13(d)(3) of the Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding Shares of the Company's voting stock (based upon voting power); or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board.

**References to MarketRing.com, Inc. are references to Matria Healthcare, Inc.

     (f) Change of Control Value shall mean (i) the per-Share price offered to shareholders of the Company in any such merger, consolidation, reorganization, sale of assets or dissolution transaction, (ii) the price per Share offered to shareholders of the Company in any tender offer or exchange offer whereby a Change of Control takes place or (iii) if such Change of Control occurs other than pursuant to a tender or exchange offer, the Fair Market Value per Share of the Shares into which awards are exercisable, as determined by the Committee. In the event that the consideration offered to shareholders of the Company consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered that is other than cash.

     (g) Code shall mean the Internal Revenue Code of 1986, as amended.

     (h) Committee shall mean the Compensation Committee of the Board of Directors hereinafter described in Section 4.

     (i) Corporation shall mean MarketRing.com, Inc.

     (j) Fair Market Value shall mean the average of the high and low sales prices on the stock exchange or market on which the Shares are primarily traded on the date as of which such value is being determined or, if there shall be no sale on that date, then on the last previous day on which a sale was reported or, if the above is not applicable, the value of a Share as established by the Committee for such date using any reasonable method of valuation.

     (k) Incentive Award shall mean an Option or Rights granted pursuant to the Plan.

     (l) Non-Employee Director shall mean a Director of the Corporation and/or its Subsidiaries who is not also an employee of the Corporation and/or its Subsidiaries.

     (m) Options shall mean the stock options granted pursuant to the Plan, which shall entitle the holder thereof to purchase Shares from the Corporation for such price and at such times as the Committee shall determine at the time the Options are granted, subject to the terms and conditions of the Plan.

     (n) Plan shall mean the MarketRing.com, Inc. 1999 Stock Option and Stock Appreciation Rights Plan, as such Plan from time to time may be amended.

     (o) Rights shall mean stock appreciation rights granted pursuant to the Plan, which shall entitle the holder thereof to receive from the Corporation cash or Shares or a combination of cash and Shares based upon the excess of the Fair Market Value of Shares at the time of exercise over the Fair Market Value of Shares on the date the Rights were granted, subject to the terms and conditions of the Plan.

     (p) Share shall mean a share of common stock of the Corporation.

     (q) Shareholder/Employee shall mean an employee of the Corporation possessing more than ten percent (10%) of the total combined voting power of all classes of Corporation stock, or of its parent or subsidiary corporation (if any), within the meaning of Code Section 422 and the regulations prescribed thereunder. For this purpose, the rules of Code Section 425(d) (relating to attribution of stock ownership because of certain family and business relationships) shall apply in determining the stock ownership of the employee, and stock that the employee may purchase under outstanding Options shall not be treated as stock owned by the employee.

     (r) Subsidiary shall mean any corporation more than 50% of whose stock having general voting power is owned by the Corporation, or by another Subsidiary as herein defined of the Corporation. Such term is intended further to include within its meaning only corporations included within the meaning of the term subsidiary corporation, as defined in Code Section 425(f).

     3. Shares Subject to the Plan. Subject to the provisions of Section 15 hereof, the aggregate number of Shares that may be subject to Options or Rights shall not exceed 500,000, which Shares may be either Treasury Shares or authorized but unissued Shares. If the Shares that would be issued or transferred pursuant to any such Incentive Award are not issued or transferred and cease to be issuable or transferable for any reason, the number of Shares subject to such Incentive Award will no longer be charged against the limitation provided for herein and may again be made subject to Incentive Awards.

     4. Committee. The Plan shall be administered by a Committee which shall consist of at least two Non-Employee Directors, none of whom shall have been participants in the Plan or in any other plan of the Corporation or any of its Subsidiaries entitling the participants therein to acquire stock, stock options or stock appreciation rights of the Corporation or any of its Subsidiaries at any time within one year prior to appointment. Only Non-Employee Directors shall be eligible to serve on such Committee. The members of the Committee shall be selected by the Board of Directors. If a member of the Committee, for any reason, shall cease to serve, the vacancy may be filled by the Board of Directors. Any member of the Committee may be removed at any time, with or without cause, by the Board of Directors. Until further action by the Board of Directors, the Committee shall be the same as the Compensation Committee of the Board of Directors.

     5. Participants. All key employees of the Corporation and any Subsidiaries, and, subject to the provisions of Section 4 hereof, all Non-Employee Directors, shall be eligible to receive Incentive Awards under the Plan. The persons to whom Incentive Awards are to be offered under the Plan and the number of Shares with respect to which Incentive Awards are to be granted to each such person shall be determined by the Committee in its sole discretion, subject, however, to the terms and conditions of the Plan.

     6. Grant of Options. The number of Options to be granted to any eligible person shall be determined by the Committee in its sole discretion. However, nothing herein contained shall be construed to prohibit the granting of Options at different times to the same person. A certificate of Option signed by the Chairman of the Board, the Chief Executive Officer, or the President or a Vice President, attested by the Treasurer or an Assistant Treasurer, or Secretary or an Assistant Secretary, of the Corporation and having the seal of the Corporation affixed thereto, shall be delivered to each person to whom an Option is granted.

     7. Grant of Rights.

     (a) The Committee shall have the authority in its discretion to grant to any eligible person Rights which shall be granted separately from an Option.

     (b) Rights shall entitle the holder, upon the exercise thereof, to receive payment from the Corporation of an amount equal to the product obtained by multiplying (i) the excess of the Fair Market Value of one Share on the date of such exercise over the Fair Market Value of one Share on the date the Rights were granted (the Spread), or a portion of the Spread determined by the Committee at the time of grant, by (ii) the number of Shares in respect of which the Rights shall have then been so exercised.

     (c) Notwithstanding anything contained herein, the Committee may, in its sole discretion, limit the amount payable upon the exercise of Rights. Any such limitation shall be determined as of the date of grant and noted on the certificate evidencing the grant of the Rights.

     (d) In the Committee's discretion, payment of the amount determined hereunder upon the exercise of Rights may be made solely in cash, or solely in Shares valued at their Fair Market Value on the date of exercise of the Rights, or in a combination of cash and Shares.

     (e) Notwithstanding any other provision of the Plan or of the Rights, for purposes of determining the amount of the Spread in the case of a holder of Rights who is a Director or officer subject to Section 16(b) of the Act, the Committee, in its sole discretion, may designate a single Fair Market Value per Share with respect to all such holders who exercise Rights during any single ten-day period specified in Rule 16b-3(e)(3) under the Act; provided, however, that the Fair Market Value per Share designated by the Committee during any such period shall in no event be greater than the highest Fair Market Value per Share on any day during such period or less than the lowest Fair Market Value per Share on any day during such period.

     (f) A certificate of Rights signed by the Chairman of the Board, the Chief Executive Officer, or the President or a Vice President, attested by the Treasurer or an Assistant Treasurer, or Secretary or an Assistant Secretary, of the Corporation and having the seal of the Corporation affixed thereto, shall be delivered to each person to whom Rights are granted.

     8. Duration of Incentive Awards. The duration of any Incentive Award shall be fixed by the Committee in its sole discretion; provided, however, that (i) no Incentive Award shall remain in effect for a period of more than ten years from the date on which it is granted (or such shorter duration as may be required pursuant to subsection 16(b)), and (ii) subject to Section 11, the duration of an Incentive Award shall not be less than five years from the date on which it is granted.

     9. Exercise of Incentive Awards.

     (a) Except as otherwise provided herein, an Incentive Award, after the grant thereof, shall be exercisable by the holder at such rate and times as may be fixed by the Committee, in its sole discretion, at the time the Incentive Award is granted. Unless otherwise determined by the Committee, (i) no Option or Rights may be exercised until the second anniversary of the date on which the Option or Rights were granted, (ii) twenty-five percent (25%) of the Rights may be exercised, or the Shares subject to an Option may be purchased, on or after the second anniversary of the date of grant, and (iii) an additional twenty-five percent (25%) of the Rights may be exercised, or the Shares subject to the Option may be purchased, on or after each of the third, fourth and fifth anniversaries, respectively, of the date of grant, but prior to the expiration date of the Option or Rights. Notwithstanding the foregoing, all or any part of any remaining unexercised Options or Rights granted to any person may be exercised upon (A) the occurrence of such special circumstance or event as in the opinion of the Committee merits special consideration (but such exercise shall in no event occur during the six-month period commencing on the later of the date of grant of the Incentive Award or the date of shareholder approval of the Plan) or (B) the sale or other disposition of all or substantially all the assets of the Corporation or the merger or consolidation of the Corporation into another company in which the Corporation is not the surviving entity.

     (b) An Option shall be exercised by the delivery of a duly signed notice in writing to such effect, together with the Option certificate and the full purchase price of the Shares purchased pursuant to the exercise of the Option, to the Treasurer or an officer of the Corporation appointed by the Chief Executive Officer or the Chairman of the Board for the purpose of receiving the same. The notice of exercise may be delivered on, before or after the first date on which the Option may be exercised with respect to the Shares purchased (but no later than the last date on which the Option is exercisable according to other provisions of this Plan). If the notice is delivered before such first date, then the Option shall be deemed to have been exercised on such first date (regardless of whether or not such first date is a business day). Payment of the full purchase price shall be made as follows: in cash, or by check payable to the order of the Corporation, or by delivery to the Corporation of Shares which shall be valued at their Fair Market Value on the date of exercise of the Option, other property including "cashes exercise" arrangements, or by such other methods as the Committee may permit from time to time; provided, however, that a holder may not use any Shares acquired pursuant to the exercise of an Option granted under this Plan or any other stock option plan maintained by the Corporation or any Subsidiary unless the holder has beneficially owned such Shares for at least six months.

     (c) Within a reasonable time after the exercise of an Option, the Corporation shall cause to be issued and delivered, to the person entitled thereto, a certificate for the Shares purchased pursuant to the exercise of the Option. If the Option shall have been exercised with respect to less than all of the Shares subject to the Option, the Corporation shall also cause to be delivered to the person entitled thereto an Option certificate with respect to the number of Shares equal to the difference between the number of Shares of the Option certificate surrendered at the time of the exercise of the Option and the number of Shares with respect to which the Option was so exercised, or the original Option certificate shall be endorsed to give effect to the partial exercise thereof.

     (d) Rights shall be exercised by the delivery of a duly signed in writing to such effect, together with the Rights certificate, and a specification of the percentage of the Rights which the holder desires to exercise. Within a reasonable time thereafter, the Corporation shall cause to be delivered and/or issued to the person entitled thereto, the amount of cash and/or a certificate for the number of Shares determined in accordance with Section 7 hereof. If the Rights shall have been exercised with respect to less than all of the Shares subject thereto, the Corporation shall also cause to be delivered to the person entitled thereto a Rights certificate with respect to the difference between the number of Shares of the Rights certificate surrendered at the time of the exercise of the Rights and the number of Shares with respect to which the Rights were so exercised, or the original Rights certificate shall be endorsed to give effect to the partial exercise thereof.

     (e) Notwithstanding any other provision of the Plan or of any Option or Rights, no Option or Rights granted pursuant to the Plan may be exercised at any time when the Option or Rights or the granting or exercise thereof violates any law or governmental order or regulation.

     10. Purchase Price. The purchase price per Share for the Shares to be purchased pursuant to the exercise of an Option shall be fixed by the Committee at the time of the grant of the Option.

     11. Termination of Employment or Service.

     (a) If a holder of an Option and/or Rights shall voluntarily or involuntarily leave the employ or service of the Corporation and its Subsidiaries, the Option and Rights of such holder shall terminate forthwith (provided, however, that the Compensation Committee may elect to extend the period of exercise of such Options and/or Rights to up to 30 days subsequent to such termination of employ or service), and a holder whose employment with, or service as a Director of, the Corporation or a Subsidiary is so terminated shall have no right after such termination to exercise any unexercised Option or Rights he or she might have exercised prior to the termination of his or her employment or service with the Corporation or a Subsidiary. Notwithstanding the foregoing, if the cessation of employment or service is due to retirement on or after attaining the age of sixty-five years, or to disability (to an extent and in a manner as shall be determined in each case by the Committee in its sole discretion) or to death, the holder or the representatives of the estate of the holder shall have the privilege of exercising the unexercised Options and/or Rights which the holder or the deceased could have exercised at the time of his or her retirement, disability or death, provided that such exercise must be accomplished prior to the expiration of such Options and Rights and within 180 days of the holder's retirement, disability or death.

     (b) Nothing contained herein or in an Option or Rights certificate shall be construed to confer on any employee or Director any right to be continued in the employ of the Corporation or any Subsidiary or as a Director of the Corporation or a Subsidiary or derogate from any right of the Corporation and any Subsidiary to request the resignation of or discharge of such employee or Director (without or with pay), at any time, with or without cause.

     (c) Permanent change from full-time to part-time status by a holder of an Option and/or Rights shall constitute a termination of employment for purposes of this Plan. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A termination of employment shall not occur in a circumstance in which a holder of an Option and/or Rights transfers from the Corporation to one of its Subsidiaries, transfers from a Subsidiary to the Corporation, or transfers from one Subsidiary to another Subsidiary.

     12. Consideration for Incentive Awards. The Corporation shall obtain such consideration for the grant of an Incentive Award as the Committee in its discretion may request.

     13. Nontransferability of Incentive Awards. Incentive Awards shall not be transferable by the holder thereof otherwise than by will or the laws of descent and distribution to the extent provided herein, and Incentive Awards may be exercised or surrendered during the holder's lifetime only by the holder thereof. No such award shall be assignable or transferable by a holder of an Option and/or a SAR other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order as defined in Section 414(p)(1)(B) of the Code, if the order satisfies Section 414(p)(1)(A) of the Code.

     14. Tax Withholding. The Corporation or Subsidiary shall deduct and withhold such amounts under any federal, state or local tax rules or regulations as it deems appropriate with respect to the issuance of Shares and/or the payment of cash to the holder of any Incentive Award from any cash or other payments to be made to the holder. In any event, the holder shall make available to the Corporation or Subsidiary, promptly when required, sufficient funds to meet the requirements of such withholding; and the Committee shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds available to the Corporation or Subsidiary when required.

     15. Adjustment Provision.

     (a) If prior to the complete exercise of any Option there shall be declared and paid a stock dividend upon the Shares or if the Shares shall be split up, converted, exchanged, reclassified, or in any way substituted for, then the Option, to the extent that it has not been exercised, shall entitle the holder thereof upon the future exercise of the Option to such number and kind of securities or cash or other property subject to the terms of the Option to which the holder would have been entitled had he or she actually owned the Shares subject to the unexercised portion of the Option at the time of the occurrence of such stock dividend, split-up, conversion, exchange, reclassification or substitution, and the aggregate purchase price upon the future exercise of the Option shall be the same as if the originally optioned Shares were being purchased thereunder.

     (b) Any fractional shares or securities payable upon the exercise of the Option as a result of such adjustment shall be payable in cash based upon the Fair Market Value of such shares or securities at the time of such exercise. If any such event should occur, the number of Shares with respect to which Incentive Awards remain to be issued, or with respect to which Incentive Awards may be reissued, shall be adjusted in a similar manner.

     (c) In addition to the adjustments provided for in the preceding paragraph, upon the occurrence of any of the events referred to in said paragraph prior to the complete exercise of any Rights, the Committee, in its sole discretion, shall determine the amount of cash and/or number of Shares or other property to which the holder of the Rights shall be entitled upon their exercise, so that there shall be no increase or dilution in the cash and/or value of the Shares or other property to which the holder of Rights shall be entitled by reason of such events.

     (d) In the event of a Change of Control, the Committee, in its discretion, may act to effect one or more of the following alternatives with respect to outstanding Options and Rights which may vary among individual holders and which may vary among Options and Rights held by any individual holder: (i) accelerate the time at which Options and Rights then outstanding may be exercised so that such Options and Rights may be exercised in full for a limited period of time on or before a specified date (before or after such Change of Control) fixed by the Committee, after which specified date all unexercised Options and Rights and all rights of holders thereunder shall terminate, (ii) require the mandatory surrender to the Company by selected holders of some or all of the outstanding Options and Rights held by such holders (irrespective of whether such Options and Rights are then exercisable under the provisions of the Plan) as of a date, before or after such Change of Control, specified by the Committee, in which event the Committee shall thereupon cancel such Options and Rights and the Company shall pay to each holder an amount of cash per Share equal to the excess, if any, of the Change of Control Value of the Shares subject to such Options and Rights over the exercise price(s) under such Options and Rights for such Shares, (iii) make such adjustments to Options and Rights then outstanding as the Committee deems appropriate to reflect such Change of Control (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options and Rights then outstanding) or (iv) provide that thereafter, upon any exercise of Options or Rights theretofore granted, the holder shall be entitled to purchase under such Options and Rights, in lieu of the number of Shares then covered by such Option or Right, the number and class of Shares of stock or other securities or property (including, without limitation, cash) to which the holder would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution the holder had been the holder of record of the number of Shares then covered by such Option or Right. The provisions contained in this subparagraph (d) shall not terminate any rights of the holder to further payments pursuant to any other agreement with the Company following a Change of Control.

     (e) Notwithstanding any other provision of the Plan, in the event of a recapitalization, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure or outstanding Shares, the Committee may make such equitable adjustments to the number of Shares and the class of shares available hereunder or to any outstanding Incentive Awards as it shall deem appropriate to prevent dilution or enlargement of rights.

     16. Incentive Stock Options.

     (a) Each Option granted pursuant to this Agreement is intended to constitute an incentive stock option, within the meaning of Code Section 422, unless:

     (i) the Option is granted to a Non-Employee Director; or

     (ii) the purchase price per Share for the Shares to be purchased pursuant to the exercise of an Option is fixed by the Committee at an amount less than the Applicable Price Percentage of the Fair Market Value per Share at the time the Option is granted; or

     (iii) the aggregate Fair Market Value of Shares with respect to which Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Corporation and its parent and subsidiary corporations) exceeds $100,000 (in which case this exception to intention regarding incentive stock option treatment shall apply only to the extent of whole Shares constituting such excess); or

     (iv) the Committee determines, in exercising its discretion with respect to grant of Option, that the Option should not be treated as an incentive stock option.

The Committee shall cause an appropriate statement, including whether or not the Option is intended to constitute an incentive stock option, to be included within each certificate of Option delivered pursuant to Section 6. Only key employees of the Corporation or its Subsidiary are eligible to receive incentive stock options.

     (b) No Option intended to constitute an incentive stock option and granted to a Shareholder/Employee shall remain in effect for a period of more than five years from the date on which it is granted. (Accordingly, and in accordance with Section 8, the duration of any such Option granted to a Shareholder/Employee shall be exactly five years, subject to Section 11.)

     (c) The Committee shall not exercise its discretion, in determining the rate and times at which an Incentive Award may be exercised pursuant to subsection 9(a), in a manner such that the exercise of Rights or Options which are not incentive stock options affects the exercise of incentive stock options.

     17. Issuance of Shares and Compliance with Securities Act. The Corporation may postpone the issuance and delivery of Shares pursuant to the exercise of any Incentive Award until (a) the admission of such Shares to listing on any stock exchange on which Shares of the Corporation of the same class are then listed and (b) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation as the Corporation shall determine to be necessary or advisable. As a condition precedent to the issuance of Shares pursuant to the exercise of an Incentive Award, the Corporation may require the recipient thereof to make such representations and furnish such information as may, in the opinion of counsel for the Corporation, be appropriate to permit the Corporation, in the light of the then existence or non-existence with respect to such Shares of an effective Registration Statement under the Securities Act of 1933, as from time to time amended, to issue the Shares in compliance with the provisions of that or any comparable act.

     18. Administration and Amendment of the Plan.

     (a) Except as hereinafter provided, the Board of Directors or the Committee may at any time withdraw or from time to time amend the Plan and the terms and conditions of any Incentive Award not theretofore granted, and the Board of Directors or the Committee, with the consent of the affected holder of an Incentive Award, may at any time withdraw or from time to time amend the Plan and the terms and conditions of such Incentive Awards as have been theretofore granted. Notwithstanding the foregoing, any amendment by the Board of Directors or Committee which would increase the number of Shares issuable under the Plan or change the class of persons to whom Incentive Awards may be granted shall be subject to the approval of the stockholders of the Corporation within one year of such amendment.

     (b) A determination of the Committee as to any questions which may arise with respect to the interpretation of the provisions of the Plan and Incentive Awards shall be final.

     (c) The Committee may authorize and establish such rules, regulations and revisions thereof not inconsistent with the provisions of the Plan, as it may determine to be advisable to make the Plan and Incentive Awards effective or provide for their administration, and may take such other action with regard to the Plan and Incentive Awards as it shall deem desirable to effectuate their purpose.

     19. Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Georgia, without giving effect to principles of conflict of laws.

     20.  Effective Date of the Plan. This Plan is conditioned upon its approval
(i) at any duly held meeting of the shareholders of the Corporation by the vote of the holders of a majority of the stock of the Corporation present, or represented, and entitled to vote at such meeting, or (ii) by the written consent of the holders of a majority of the stock of the Corporation entitled to vote; except that this Plan may be adopted and approved by the Board of Directors to permit the grant of Incentive Awards prior to the approval of the Plan by the shareholders of the Corporation as aforesaid. In the event that this Plan is not approved by the shareholders of the Corporation as aforesaid within twelve months of adoption by the Board of Directors, this Plan and any Incentive Awards granted hereunder shall be void and of no force or effect.

     21. Final Issuance Date. No Incentive Award shall be granted under the Plan after September 29, 2009.

         IN WITNESS WHEREOF, the Corporation has caused its duly authorized officers to affix their signatures and the seal of the Corporation to this Plan on this the 30th day of September, 1999.

                              MARKETRING.COM, INC.

ATTEST:
                              By:-----------------------------------------------
                                 Robert W. Kelley, Jr., President and CEO

------------------------------
Jeanne N. Bateman, Secretary
                                                 [CORPORATE SEAL]